Earnings Conference Call
For The First Quarter Ended
December 31, 2010
These slides are not intended to be a stand-
alone presentation, but are for use in
conjunction with the Earnings Call.
February 2, 2011
Exhibit 99.2

Earnings Conference Call for Quarter Ended December 31, 2010 2
Non-GAAP Financial Measures
The Company presents adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per share, free cash flow and net debt as non-GAAP measures.  Adjusted income (loss)
from operations represents income (loss) from operations excluding restructuring.  Adjusted EBITDA represents income (loss) from operations excluding restructuring, depreciation and amortization. The Company presents adjusted EBITDA because it is a measure management believes is frequently used by securities analysts, investors and interested parties in the evaluation of financial performance.  Adjusted net income (loss) and adjusted net income (loss) per share exclude restructuring, certain costs from settled interest rate swap contracts and the income tax effects of the previously mentioned items.  These items are excluded because they are not considered indicative of recurring operations.  Free cash flow represents cash flow from operating activities less capital expenditures.  It is presented as a measurement of cash flow because it is commonly used by the investment community.  Net debt represents total debt less cash and cash equivalents.  Net debt is commonly used by the investment community as a measure of indebtedness.  Adjusted income (loss) from operations, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per share, free cash flow and net debt have limitations as analytical tools, and securities analysts, investors and interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under accounting principles generally accepted in the United States ("GAAP").
A reconciliation of GAAP to non-GAAP results is included as an attachment to the applicable press release and has been posted online at www.muellerwaterproducts.com
Non-GAAP Financial Measures

Earnings Conference Call for Quarter Ended December 31, 2010 3
Safe Harbor Statement
This press release contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements.  Examples of forward-looking statements include, but are not limited to, statements we make regarding benefits we expect to realize from operational savings, reduced fixed costs associated with operational excellence initiatives and our U.S. Pipe plant closure and the impact of these factors on our businesses.  Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments.  Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:
•the spending level for water and wastewater infrastructure;
•the demand level of manufacturing and construction activity;
•our ability to service our debt obligations; and
•the other factors that are described in the section entitled “RISK FACTORS”
in Item 1A of our most recently
filed Annual Report on Form 10-K.
Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law.
Safe Harbor Statement

Earnings Conference Call for Quarter Ended December 31, 2010 4
Consolidated Non-GAAP Results
•
Financial results at both U.S. Pipe and Anvil improved year-over-year
•
Mueller Co. shipment volumes declined due to higher distributor inventory levels coming into the quarter as well as uncertainty in the municipal market
•
Plant closure, manufacturing and other cost savings benefitted U.S. Pipe
•
Higher sales prices benefitted all three business segments; offset increased raw material costs
$ in millions (except per share amounts) 2011 2010
Net sales $287.6 $313.1
Adj. income (loss) from operations ($2.4) $0.7
Adj. operating income (loss) % of net sales (0.8%) 0.2%
Adj. net loss per share ($0.06) ($0.07)
Adj. EBITDA $17.7 $21.5
Adj. EBITDA % of net sales 6.2% 6.9%
First Quarter Fiscal
FY 1Q11 results exclude restructuring $1.9 million, $1.2 million net of tax; and interest rate swap costs of $1.9 million, $1.2 million net of tax.
FY 1Q10 results exclude restructuring $0.4 million, $0.2 million net of tax.

Earnings Conference Call for Quarter Ended December 31, 2010 5
Consolidated GAAP Results
•
Net sales
–
Essentially flat excluding $24.9 million of first quarter 2010 sales related to two divested Anvil businesses
–
Benefitted from $12.8 million from higher sales prices across all three business segments, $0.7 million favorable Canadian currency exchange rates, reduced by $14.1 million lower shipment volumes
•
Gross profit
– $13.7 million higher manufacturing and other cost savings and $12.8 million higher sales prices partially offset by $10.0 million higher raw material costs, $9.2 million higher per-unit overhead costs due to lower production, and $6.3 million lower shipment volumes
•
SG&A
– 1Q10 included $1.6 million gain from the Anvil business sold
$ in millions (except per share amounts) 2011 2010
Net sales $287.6 $313.1
Gross profit $49.6 $55.9
Gross profit % of net sales 17.2% 17.9%
Income (loss) from operations ($4.3) $0.3
Net loss per share ($0.08) ($0.07)
First Quarter Fiscal

Earnings Conference Call for Quarter Ended December 31, 2010 6
Consolidated Non-GAAP Results
•
Adjusted income (loss) from operations
–
$10.0 million higher raw material costs, $9.2 million higher per-unit overhead costs due to lower production, $6.3 million lower shipment volumes and $1.6 million gain on sale of business
–
Partially offset by $13.7 manufacturing and other cost savings and $12.8 million higher sales prices
•
Interest expense, net
–
Net interest expense included $1.9 million non-cash costs related to interest rate swap contracts
$ in millions (except per share amounts) 2011 2010
Adj. income (loss) from operations ($2.4) $0.7
Adj. operating income (loss) % of net sales (0.8%) 0.2%
Adj. EBITDA $17.7 $21.5
Adj. EBITDA % of net sales 6.2% 6.9%
SG&A $52.0 $55.2
Interest expense, net $15.9 $16.8
Adj. net loss per share ($0.06) ($0.07)
First Quarter Fiscal
FY 1Q11 results exclude restructuring $1.9 million, $1.2 million net of tax; and interest rate swap costs of $1.9 million, $1.2 million net of tax.
FY 1Q10 results exclude restructuring $0.4 million, $0.2 million net of tax.

Earnings Conference Call for Quarter Ended December 31, 2010 7
Mueller Co. Segment
•
Net sales
–
$3.7 million from higher prices and $0.7 million of favorable Canadian exchange rates
–
More than offset by $7.9 million lower shipment volumes
•
Adjusted income from operations and adjusted EBITDA
–
$5.4 million of higher per-unit overhead costs due to lower production, $4.0 million of higher raw material costs and $3.0 million of lower shipment volumes
–
Partially offset by $3.7 million of higher sales prices and $3.2 million of manufacturing and other cost savings
FY 1Q11 results exclude restructuring $0.4 million  FY 1Q10 results exclude restructuring $0.1 million
$ in millions 2011 2010
Net sales $129.8 $133.3
Adj. income from operations $8.8 $16.0
Adj. operating income % of net sales 6.8% 12.0%
Adj. EBITDA $20.5 $28.4
Adj. EBITDA % of net sales 15.8% 21.3%
First Quarter Fiscal

Earnings Conference Call for Quarter Ended December 31, 2010 8
U.S. Pipe Segment
•
Net sales
–
$11.7 million lower shipment volumes partially offset by $6.4 million from higher prices
–
Prices for ductile iron pipe increased 19% year-over-year and 4% sequentially
•
Adjusted loss from operations and adjusted EBITDA
–
$7.5 million of manufacturing and other cost savings and $6.4 million higher sales prices
–
Partially offset by $4.2 million of higher costs due to lower production, $3.7 million lower shipment volumes and $3.2 million higher raw material costs
FY 1Q11 results exclude restructuring $0.9 million  FY 1Q10 results exclude restructuring $0.3 million
$ in millions 2011 2010
Net sales $74.4 $79.7
Adj. loss from operations ($9.4) ($11.9)
Adj. operating loss % of net sales (12.6%) (14.9%)
Adj. EBITDA ($4.9) ($7.5)
Adj. EBITDA % of net sales (6.6%) (9.4%)
First Quarter Fiscal

Earnings Conference Call for Quarter Ended December 31, 2010 9
Anvil Segment
•
Net sales
–
Increased by $8.2 million year-over-year excluding $24.9 million of first quarter 2010 net sales due to two businesses divested early in 2010
–
$5.5 million higher shipment volumes and $2.7 million from higher prices
•
Adjusted income from operations and adjusted EBITDA
–
$3.0 million manufacturing and other cost savings, $2.7 million higher sales prices, partially offset by $2.8 million higher raw material costs
–
First quarter 2010 included a gain of $1.6 million from the sale of a business
FY 1Q11 results exclude restructuring $0.6 million
$ in millions 2011 2010
Net sales $83.4 $100.1
Adj. income from operations $6.5 $4.5
Adj. operating income % of net sales 7.8% 4.5%
Adj. EBITDA $10.2 $8.4
Adj. EBITDA % of net sales 12.2% 8.4%
First Quarter Fiscal

Earnings Conference Call for Quarter Ended December 31, 2010 10
•
Year-over-year change in free cash flow due to timing of cash collections from customers and an income tax refund of $26.7 million in the 2010 first quarter
Free Cash Flow
$5.2
$60.1
Capital
Expenditures
Cash Flow from
Operations
Free Cash Flow
Cash Flow from
Operations
Free Cash Flow
Capital
Expenditures
Quarter ended December 31,
2010                                                 2009
($1.2)
$51.4
$6.4
$8.7
($10.0)
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
2010 2009

Earnings Conference Call for Quarter Ended December 31, 2010 11
Net Debt
$692.5
$737.4
Net Debt
Cash
December 31,
$ in Millions 2010
ABL Revolver (LIBOR + 300 Basis Points) $49.0
Senior Subordinated Notes (7
3
/
8
%) 420.0
Senior Unsecured Notes (8
3
/
4
%) 221.5
Other 2.0
Total Debt $692.5
$620.6
$613.4
$71.9
$124.0
$0
$100
$200
$300
$400
$500
$600
$700
$800
12/31/2010 12/31/2009
($ in Millions)

Earnings Conference Call for Quarter Ended December 31, 2010 12 Second Quarter Comments and 2011 Outlook End of formal slide presentation. Appendix slides to follow.

Earnings Conference Call for Quarter Ended December 31, 2010 14
Segment Results and Reconciliation of Non-GAAP to
GAAP Performance Measures
(in millions, except per share amounts)
Three months ended December 31, 2010
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 129.8 $       74.4 $         83.4 $         - $              287.6 $
Gross profit (loss) 29.2 $         (2.4) $          22.4 $         0.4 $           49.6 $
Selling, general and administrative expenses 20.4 7.0 15.9 8.7 52.0
Restructuring 0.4 0.9 0.6 - 1.9
Income (loss) from operations 8.4 $           (10.3) $        5.9 $           (8.3) $          (4.3)
Interest expense, net 15.9
Income tax benefit (8.1)
Net loss (12.1) $
Net loss per diluted share (0.08) $
Capital expenditures 3.2 $           1.4 $           1.4 $           0.4 $           6.4 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 8.4 $           (10.3) $        5.9 $           (8.3) $          (4.3) $
Impairment - - - - -
Restructuring 0.4 0.9 0.6 - 1.9
Adjusted income (loss) from operations 8.8 (9.4) 6.5 (8.3) (2.4)
Depreciation and amortization 11.7 4.5 3.7 0.2 20.1
Adjusted EBITDA 20.5 $         (4.9) $          10.2 $         (8.1) $          17.7 $
Adjusted net loss:
Net loss (12.1) $
Interest rate swap settlement costs, net of tax 1.2
Restructuring, net of tax 1.2
Adjusted net loss (9.7) $
Adjusted net loss per diluted share (0.06) $
Free cash flow:
Net cash provided by operating activities 5.2 $
Capital expenditures (6.4)
Free cash flow (1.2) $
Net debt (end of period):
Current portion of long-term debt 0.8 $
Long-term debt 691.7
Total debt 692.5
Less cash and cash equivalents (71.9)
Net debt 620.6 $

Earnings Conference Call for Quarter Ended December 31, 2010 15
Segment Results and Reconciliation of Non-GAAP to
GAAP Performance Measures
(in millions, except per share amounts)
Three months ended December 31, 2009
Mueller Co. U.S. Pipe Anvil Corporate Total
GAAP results:
Net sales 133.3 $       79.7 $         100.1 $       - $              313.1 $
Gross profit (loss) 36.9 $         (4.0) $          23.0 $         - $              55.9 $
Selling, general and administrative expenses 20.9 7.9 18.5 7.9 55.2
Restructuring 0.1 0.3 - - 0.4
Income (loss) from operations 15.9 $         (12.2) $        4.5 $           (7.9) $          0.3
Interest expense, net 16.8
Income tax benefit (5.8)
Net loss (10.7) $
Net loss per diluted share (0.07) $
Capital expenditures 3.7 $           4.0 $           1.0 $           - $              8.7 $
Non-GAAP results:
Adjusted income (loss) from operations and EBITDA:
Income (loss) from operations 15.9 $         (12.2) $        4.5 $           (7.9) $          0.3 $
Restructuring 0.1 0.3 - - 0.4
Adjusted income (loss) from operations 16.0 (11.9) 4.5 (7.9) 0.7
Depreciation and amortization 12.4 4.4 3.9 0.1 20.8
Adjusted EBITDA 28.4 $         (7.5) $          8.4 $           (7.8) $          21.5 $
Adjusted net loss:
Net loss (10.7) $
Restructuring, net of tax 0.2
Adjusted net loss (10.5) $
Adjusted net loss per diluted share (0.07) $
Free cash flow:
Net cash provided by operating activities 60.1 $
Capital expenditures (8.7)
Free cash flow 51.4 $
Net debt (end of period):
Current portion of long-term debt 11.7 $
Long-term debt 725.7
Total debt 737.4
Less cash and cash equivalents (124.0)
Net debt 613.4 $